Securities and Exchange Commission
                     Washington, D.C. 20549

                RULE 13E-3 TRANSACTION STATEMENT
  (Pursuant to Section 13(e) of the Securities Exchange Act of
                             1934)

                       [ Amendment No. 1]

                    FAST FOOD SYSTEMS, INC.
                      (Name of the Issuer)

                    FAST FOOD SYSTEMS, INC.
              (Name of Person(s) Filing Statement)

    Common Stock, $.01 par value, of FAST FOOD SYSTEMS, INC.
                 (Title of Class of Securities)

                          311901 10 2
             (CUSIP Number of Class of Securities)

                    Stephen J. Czarnik, Esq.
            Brown Raysman Millstein Felder & Steiner
                      120 West 45th Street
                   New York,  New York  10036
                         (212) 840-4789

  (Name, address, and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

This statement is filed in connection with (check the appropriate box):

a.    _X__    The filing of solicitation materials or an
information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101]
or Rule 13e-3(c) [Section 240.13e-(c)] under the Securities
Exchange Act of 1934.

b.    _____    The filing of a registration statement under the
Securities Act of 1933.

c.    _____    A tender offer.

d.    _____    None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies:
__X__.

                   Calculation of Filing Fee

Transaction valuation                   Amount of Filing Fee

$108,180*                                    $21.64

__X__ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     Amount Previously Paid.       $21.64

     Form or Registration No.:     PRE13E-3

     Filing Party:                 FAST FOOD SYSTEMS, INC.

     Date Filed:                   September 04, 1997

Notes:
------
* 240,400 shares of the Issuer's Common Stock, $.01 par value, redeemed for cash consideration of 45 cents per share.


SUMMARY - THE SPECIAL MEETING  -

     This Rule 13E-3 Transaction Statement is being filed by FAST FOOD SYSTEMS, INC. (the "Company") with respect to a previous Rule 13E-3 Transaction Statement filed on September 4, 1997 (the "Statement"). The Board of Directors have decided to withdraw the Statement and abandon the proposed reverse stock split transaction proposed therein.

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                   FAST FOOD SYSTEMS, INC.


Dated: December 4, 1997            \s\ Lewis E. Topper
                                   --------------------------
                                   Name: Lewis E. Topper
                                   Title:   President, Chief
                                   Executive Officer, and
                                   Director